Exhibit 10.1

AMENDMENT NO. 1

TO

FOURTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

DIVIDEND CAPITAL TOTAL REALTY OPERATING PARTNERSHIP LP

This Amendment No. 1 (this “Amendment”) to the Fourth Amended and Restated Limited Partnership Agreement of Dividend Capital Total Realty Operating Partnership LP (the “Partnership”) is executed as of November 9, 2012 by Dividend Capital Diversified Property Fund Inc., a Maryland corporation, in its capacity as the sole general partner of the Partnership (the “General Partner”).

RECITALS

WHEREAS, the Partnership was formed on April 12, 2005 as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware on April 12, 2005;

WHEREAS, the Partnership is governed by, and the respective rights and obligations of the General Partner and the Limited Partners of the Partnership are set forth in, that certain Fourth Amended and Restated Limited Partnership Agreement, dated as of July 12, 2012 (the “Partnership Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement;

WHEREAS, the General Partner desires to amend the definition of “Specified Redemption Date” in the Partnership Agreement; and

WHEREAS, pursuant to Article 11 of the Partnership Agreement, the General Partner is entitled to effect this Amendment without the consent of the Limited Partners.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner hereby agrees as follows:

1. Amendment. The definition of “Specified Redemption Date” in the Partnership Agreement is hereby amended to read as follows:

“SPECIFIED REDEMPTION DATE” means the last business day of the month of the day that is forty-five (45) days after the receipt by the General Partner of the Notice of Redemption.

2. Ratification. The Partnership Agreement and its terms and provisions, as modified by this Amendment, are hereby ratified and affirmed, and shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

GENERAL PARTNER:

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.,

a Maryland corporation

By:	/s/ GUY M. ARNOLD
Name:	Guy M. Arnold
Title:	President